UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2005 (June 10, 2005)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” and “us”) hereby amends our Current Report on Form 8-K filed on June 16, 2005 to provide the required financial statements relating to our acquisition of a thirteen-story office building in St. Paul, Minnesota (“Lawson Commons”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Lawson Commons that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01        Financial Statements and Exhibits

		Page
(a)	Financial Statements of Businesses Acquired.

	Report of Independent Auditors	3

	Statements of Revenues and Certain Expenses for the year ended December 31, 2004 and the three months ended March 31, 2005	4

	Notes to the Statements of Revenues and Certain Expenses	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005	8

	Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005	9

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Exhibits.

	None

Report of Independent Auditors

To the Shareholders and Directors of
Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of the Lawson Commons property (“Lawson Commons”) for the year ended December 31, 2004. This Statement of Revenues and Certain Expenses is the responsibility of Behringer Harvard REIT I, Inc.’s management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of Lawson Commons’ revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Lawson Commons for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

July 28, 2005
Dallas, Texas

Lawson Commons
Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2004
And the Three Months Ended March 31, 2005

		Three Months
		Ended
	Year Ended	March 31,
	December 31,	2005
	2004	(unaudited)

Revenues:
Rental revenue	$6,645,029	$1,654,712
Reimbursable income	5,127,039	1,361,840
Other	15,616	657

Total revenues	11,787,684	3,017,209

Expenses:
Maintenance and service contracts	915,741	241,134
Utilities	928,184	251,232
Management fees	293,189	75,307
Administrative expenses	446,371	120,901
Property taxes	2,100,996	525,250
Property insurance	79,096	30,675
Repairs and maintenance	324,240	80,671

Total expenses	5,087,817	1,325,170

Revenues in excess of certain expenses	$6,699,867	$1,692,039

The accompanying notes are an integral part of these statements.

Lawson Commons
Notes to the Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2004
And the Three Months Ended March 31, 2005

1.    Basis of Presentation and Summary of Significant Accounting Policies

On June 10, 2005, Behringer Harvard REIT I, Inc. acquired a thirteen-story office building containing approximately 436,342 rentable square feet (unaudited) located on approximately 0.9 acres of land (unaudited) in St. Paul, Minnesota (“Lawson Commons”).

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K. The statements are not intended to be a complete presentation of the revenues and expenses of Lawson Commons for the year ended December 31, 2004 and the three months ended March 31, 2005, as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of Lawson Commons have been excluded.

Revenue Recognition
The tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Reimbursable income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

Maintenance and Service Contracts
Maintenance and service contract expenses represent some of the direct costs of operating Lawson Commons and include maintenance, repairs, cleaning, heating and air-conditioning, and security costs that are expected to continue in the ongoing operation of Lawson Commons. Expenditures for maintenance and service contract expenses are charged to operations as incurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.    Leases

The minimum future cash rentals of the tenant leases based on noncancelable operating leases held as of December 31, 2004 are as follows:

2005	$6,482,462
2006	5,846,727
2007	4,944,333
2008	4,952,514
2009	4,956,261
Thereafter	25,573,475
Total	$52,755,772

3.    Major Tenants

The following represents revenue from the tenants who individually represent more than 10% of Lawson Commons’ total revenue for the year ended December 31, 2004 and the three months ended March 31, 2005:

	Year Ended December 31, 2004	Three Months Ended March 31, 2005 (unaudited)
Lawson Associates, Inc.	$ 8,216,307	$ 2,097,824
St. Paul Fire and Marine Insurance Company	2,744,677	719,135

4.    Related Party Transactions

Frauenshuh Companies (“Frauenshuh”), an affiliate of the previous owner of Lawson Commons, had the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of Lawson Commons. Under the terms of the management agreement, Frauenshuh received a monthly property management fee equal to the greater of 2.5% of monthly gross cash receipts or $20,000 per month. The total management fees during the year ended December 31, 2004 and the three months ended March 31, 2005 were $293,189 and $75,307, respectively.

5.    Statement of Revenues and Certain Expenses for the Three Months Ended March 31, 2005

The statement of revenues and certain expenses for the three months ended March 31, 2005 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results for a full year for the operation of Lawson Commons.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Financial Information

On June 10, 2005, we acquired Lawson Commons, a thirteen-story office building containing approximately 436,342 rentable square feet located on approximately 0.9 acres of land in St. Paul, Minnesota, through Behringer Harvard Lawson Commons LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The purchase price of Lawson Commons was $86,595,599 including closing costs and was initially funded with cash on hand. On July 27, 2005, we obtained a $58,300,000 mortgage on Lawson Commons under a loan agreement (the “Lawson Commons Loan Agreement”) with Bear Stearns Commercial Mortgage, Inc. (the “Lawson Commons Lender”).

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
as of March 31, 2005

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired Lawson Commons and entered into the Lawson Commons Loan Agreement as of March 31, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on March 31, 2005, nor does it purport to represent our future financial position.

		Prior Acquisitions
	March 31, 2005	Pro Forma
	as Reported	Adjustments	Pro Forma			Pro Forma
	(a)	(b)	Adjustments			March 31, 2005
Assets
Real estate
Land	$10,856,361	$16,800,000	$2,200,000	(c	)	$29,856,361
Buildings, net	46,833,614	6,917,325	75,702,101	(c	)	129,453,040
Acquired in-place lease intangibles, net	12,413,281	4,811,856	10,577,946	(c	)	27,803,083
Total real estate	70,103,256	28,529,181	88,480,047			187,112,484

Cash and cash equivalents	52,875,853	(8,629,429)	80,000	(c	)	15,754,490
			(29,852,184)	(c	)
			1,280,250	(d	)
Restricted cash	11,864,583	1,170,459	709,555	(e	)	13,744,597
Accounts receivable	595,207	-	-			595,207
Prepaid expenses and other assets	142,065	91,048	85,065	(c	)	318,178
Escrow deposits	3,050,000	(1,250,000)	(1,280,250)	(d	)	519,750
Investments in tenant-in-common interests	146,869,554	-	-			146,869,554
Deferred financing fees, net of accumulated
amortization of $148,828	2,145,515	286,823	847,030	(f	)	3,279,368
Receivables from affiliates	263,996	-	-			263,996
Total assets	$287,910,029	$20,198,082	$60,349,513			$368,457,624

Liabilities and stockholders' equity

Liabilities
Mortgages payable	$127,273,168	$20,000,000	$58,300,000	(g	)	$205,573,168
Accounts payable	20,762	-	-			20,762
Payables to affiliates	62,197	-	-			62,197
Acquired below market leases, net	1,179,238	135,453	1,333,907	(c	)	2,648,598
Dividends payable	1,034,135	-	-			1,034,135
Accrued liabilities	1,805,476	62,629	715,606	(c	)	2,583,711
Subscriptions for common stock	4,908,137	-	-			4,908,137
Total liabilities	136,283,113	20,198,082	60,349,513			216,830,708

Commitments and contingencies

Stockholders' equity
Preferred stock, $.0001 par value per share;
50,000,000 shares authorized, none outstanding	-	-	-			-
Common stock, $.0001 par value per share;
350,000,000 shares authorized, 18,352,172
shares issued and outstanding	1,835	-	-			1,835
Additional paid-in capital	161,945,946	-	-			161,945,946
Cumulative distributions and net loss	(10,320,865)	-	-			(10,320,865)
Total stockholders' equity	151,626,916	-	-			151,626,916
Total liabilities and stockholders' equity	$287,910,029	$20,198,082	$60,349,513			$368,457,624

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the three months ended March 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Lawson Commons and entered into the Lawson Commons Loan Agreement on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Three months	Prior Acquisitions	Statement of
	ended March 31, 2005	Pro Forma	Revenues and				Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma			Three months ended
	(a)	(b)	(c)	Adjustments			March 31, 2005

Revenue
Rental revenue	$2,052,746	$637,860	$3,017,209	$7,857	(d	)	$5,715,672
Total revenues	2,052,746	637,860	3,017,209	7,857			5,715,672

Expenses
Property operating expenses	310,249	110,206	603,712	-			1,024,167
Interest	1,738,062	373,254	-	826,882	(e	)	2,938,198
Rate lock extension expense	450,000	-	-	-			450,000
Real estate taxes	284,505	48,445	525,250	-			858,200
Property management fees	179,078	27,180	75,307	(75,307)	(f	)	296,774
				90,516	(g	)
Asset management fees	174,729	50,936	-	129,893	(h	)	355,558
General and administrative	269,346	315	120,901	-			390,562
Depreciation and amortization	1,594,179	270,088	-	1,246,854	(i	)	3,111,121
Total expenses	5,000,148	880,424	1,325,170	2,218,838			9,424,580

Interest income	123,173	-	-	(93,155)	(j	)	30,018

Equity in earnings of investments
in tenant-in-common interests	939,927	(19,426)	-	-			920,501

Net income (loss)	$(1,884,302)	$(261,990)	$1,692,039	$(2,304,136)			$(2,758,389)

Basic and diluted weighted
average shares outstanding	15,752,708			545,759	(k	)	16,298,467

Basic and diluted loss per share	$(0.12)						$(0.17)

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Lawson Commons and entered into the Lawson Commons Loan Agreement on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Year ended	Prior Acquisitions	Statement of
	December 31, 2004	Pro Forma	Revenues and				Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma			Year ended
	(a)	(b)	(c)	Adjustments			December 31, 2004

Revenues
Rental revenue	$129,981	$10,779,996	$11,787,684	$31,428	(d	)	$22,729,089
Total revenues	129,981	10,779,996	11,787,684	31,428			22,729,089

Expenses
Property operating expenses	1,959	1,460,583	2,247,261	-			3,709,803
Interest	1,689,994	6,549,471	-	3,307,527	(e	)	11,546,992
Rate lock extension expense	525,000	-	-	-			525,000
Real estate taxes	19,967	1,199,012	2,100,996	-			3,319,975
Property management fees	205,515	708,919	293,189	(293,189)	(f	)	1,268,065
				353,631	(g	)
Asset management fees	89,596	817,428	-	519,574	(h	)	1,426,598
Organization expenses	217,897	-	-	-			217,897
General and administrative	711,603	703,544	446,371	-			1,861,518
Depreciation and amortization	-	5,402,496	-	4,987,417	(i	)	10,389,913
Total expenses	3,461,531	16,841,453	5,087,817	8,874,960			34,265,761

Interest income	389,737	(83,577)	-	(306,160)	(j	)	-

Equity in earnings of investments
in tenant-in-common interests	1,402,847	1,482,994	-	-			2,885,841

Net income (loss)	$(1,538,966)	$(4,662,040)	$6,699,867	$(9,149,692)			$(8,650,831)

Basic and diluted weighted
average shares outstanding	5,358,697			10,078,879	(k	)	15,437,576

Basic and diluted loss per share	$(0.29)						$(0.56)

Behringer Harvard REIT I, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of March 31, 2005.

b.	Reflects the Pro Forma adjustment for the April 21, 2005 acquisition of the Utah Avenue Building.

c.	Reflects the acquisition of Lawson Commons for $86,595,599. The acquisition was initially funded with cash on hand. On July 27, 2005, we obtained a $58,300,000 mortgage on the property under the Lawson Commons Loan Agreement. We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$2,200,000	-
Building	75,702,101	25 years
Above/below market leases, net	(1,154,959)	13-121 months
Tenant improvements, leasing commissions
& legal fees	5,421,710	13-121 months
In-place leases	3,014,609	13-121 months
Tenant relationships	1,962,679	78-181 months
Cash	80,000	-
Prepaid expenses and other assets	85,065	-
Other accruals	(715,606)	-
	$86,595,599

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

d.	Reflects a return of rate lock deposits associated with the Lawson Commons Loan Agreement.

e.	Reflects the amounts held in restricted money market accounts for real estate taxes as required by the Lawson Commons Lender.

f.	Reflects financing costs incurred in connection with obtaining the loan under the Lawson Commons Loan Agreement, which we entered into on July 27, 2005.

g.	Reflects the $58,300,000 mortgage on the property under the Lawson Commons Loan Agreement, which we entered into on July 27, 2005.

Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005

a.	Reflects our historical operations for the three months ended March 31, 2005.

b.	Reflects the Pro Forma adjustments for the acquisitions of Alamo Plaza and the Utah Avenue Building, acquired on February 24, 2005 and April 21, 2005, respectively.

c.	Reflects the historical revenues and certain expenses of Lawson Commons.

d.	Reflects the amortization of the above and below market lease values over the remaining non-cancelable terms of the leases, which range from 13 to 121 months.

e.	Represents interest expense associated with the $58,300,000 of long-term debt obtained under the Lawson Commons Loan Agreement and the amortization of the deferred financing costs. The loan agreement was entered into on July 27, 2005. The long-term debt bears interest at a fixed rate of 5.528% per annum, requires initial monthly payments of interest only with monthly payments of $332,046 required beginning September 2010 and continuing to August 1, 2015, the maturity date. The deferred financing costs in the amount of $847,030 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.	Reflects the reversal of historical property management fees for Lawson Commons.

g.	Reflects the property management fees associated with the current management of Lawson Commons. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the asset management fees associated with Lawson Commons. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.	Reflects the depreciation and amortization of Lawson Commons using the straight-line method over the actual useful lives as follows:

Description	Allocation	Useful Life
Building	$75,702,101	25 years
Real estate intangibles[1]	7,281,360	13 - 121 months
Tenant relationships	1,962,679	73 - 181 months

____________________
¹ Included in real estate intangibles is $178,948 of above market lease value and $1,333,907 of below market lease value, which are amortized to rental income. See Note d.

j.	Reflects the reversal of interest income earned from cash on hand related to funds used to purchase Lawson Commons.

k.	Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
	$135,850,668

Net cash received from each share of common stock issued	$8.80	(1)

Common stock needed to purchase the ten properties listed above	15,437,576
Plus weighted average of common stock actually outstanding
at March 31, 2005 in excess of 15,437,576	860,891
Less historical weighted average of common stock outstanding
at March 31, 2005	(15,752,708)
	545,759
         ___________
(1)
Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.

b.	Reflects the combined Pro Forma results for the following properties:

Property	Acquisition Date
Enclave on the Lake	April 12, 2004
St. Louis Place	June 30, 2004
Colorado Property	August 10, 2004
Travis Tower	October 1, 2004
Cyprus Building	December 16, 2004
Pratt Building	December 17, 2004
Ashford Perimeter	January 6, 2005
Alamo Plaza	February 24, 2005
Utah Avenue Building	April 21, 2005

c.	Reflects the historical revenues and certain expenses of Lawson Commons.

d.	Reflects the amortization of the above and below market lease values over the remaining non-cancelable terms of the leases, which range from 13 to 121 months.

e.	Represents interest expense associated with the $58,300,000 of long-term debt obtained under the Lawson Commons Loan Agreement and the amortization of the deferred financing costs. The loan agreement was entered into on July 27, 2005. The long-term debt bears interest at a fixed rate of 5.528% per annum, requires initial monthly payments of interest only with monthly payments of $332,046 required beginning September 2010 and continuing to August 1, 2015, the maturity date. The deferred financing costs in the amount of $847,030 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.	Reflects the reversal of historical property management fees for Lawson Commons.

g.	Reflects the property management fees associated with the current management of Lawson Commons. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the asset management fees associated with Lawson Commons. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.	Reflects the depreciation and amortization of Lawson Commons using the straight-line method over the actual useful lives as follows:

Description	Allocation	Useful Life
Building	$75,702,101	25 years
Real estate intangibles[1]	7,281,360	13 - 121 months
Tenant relationships	1,962,679	73 - 181 months

_______________________
¹ Included in real estate intangibles is $178,948 of above market lease value and $1,333,907 of below market lease value, which are amortized to rental income. See Note d.

j.	Reflects the reversal of interest income earned from cash on hand related to funds used to purchase Lawson Commons.

k.	Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
	$135,850,668

Net cash received from each share of common stock issued	$8.80	(1)

Common stock needed to purchase the ten properties listed above	15,437,576
Less historical weighted average of common stock outstanding
at December 31, 2004	(5,358,697)
	10,078,879
            ________________
(1)
Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: August 4, 2005	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer